Tier

Tier Technologies
Third Quarter FY2010 Results
Earnings Call Charts

August 10, 2010

Legal Notice

Forward Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which effect our financial results in all our markets, which we refer to as "verticals", particularly our federal, state and local income tax and real property tax verticals; the timing and the cost of consolidating our payment processing platforms and migrating our customers on to a consolidated platform; failure to achieve anticipated gross margin levels due to unanticipated costs incurred in transaction-based projects; increasing competition; our ability to realize revenues from our business development activities; changes in laws and government regulatory compliance requirements; ability to attract and retain qualified personnel; and other risks and uncertainties described and referred to under the "Risk Factors" section of our quarterly report on Form 10-Q for the period ended June 30, 2010, filed with SEC and other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Definitions of Non-GAAP Terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue - revenue from Continuing Operations less revenue from our Wind-down operations, discount fees, processing and interchange costs
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization attributable to our EPS business and stock-based compensation in both equity and cash

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	Retail Purchases
$4.47 Trillion	$5.43 Trillion
(45.2% of total)	(54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

[1] Bureau of Economic Analysis, April, 2009. [2] Visa, Inc. and U.S. Census Bureau

Consumers Prefer the Biller Direct Model



U.S. Consumer Bill Payment Mix (%)
2004
5%
2%
14%
6%
10%
63%
2005
5%
2%
14%
7%
13%
59%
2006
5%
3%
14%
9%
16%
53%
2007
5%
3%
14%
10%
18%
51%
2008
5%
3%
14%
10%
21%
47%
2009
5%
4%
14%
11%
24%
43%
2010
4%
4%
14%
12%
26%
39%
2011
4%
5%
14%
13%
28%
36%
2012
4%
5%
14%
15%
31%
32%
Forecast
Walk-in
Automated Cards
Direct Debit
Consolidator
Biller Direct
Mail

Source: AITE 2008

Tier

Strategic Plan: Affirm Leadership in Biller Direct

Key Strategy	Status (June 30, 2010)
▪ Expand Market Share	▪ Ongoing; significant progress
• Grow transaction volume, improve margin by vertical	• Transactions up 32.5% YTD, up 12% Q3 over comparable periods
• Develop new verticals	• Utilities and Education now exceed 10% of total revenues
▪ Consolidate platforms	▪ Enhanced platform processing monthly between 35% and 47% of all transactions, including the backend for the IRS ▪ New products/payment choices/ channels rolling out FY10 & FY11
▪ Establish a Market Driven Approach	▪ Direct Relationships (3Q FY09 vs. 3Q FY10) • Unique website visits +16% • My Account Registrations 1.95 million, + 11% • Opt-in Registrations 1.0 million ▪ Solutions Selling Model Launched • New payment choices in market
▪ Improve Profitability	▪ Adjusted EBITDA from Continuing Operations +$1.5 million, or 78.9%, first nine months FY 2010[1] vs. first nine months FY 2009

[1]As discussed in our Form 10-Q for the quarter ended June 30, 2010, this amount includes $1.3 million of severance accrual and governance expenses that we believe are one-time expenses.

Tier Today - Developing New Markets


Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

Vertical	Revenue Contribution 12 months Ended 6/30/07	6/30/10	CAGR**
Federal	36.1%	20.5%	(9.3)%
State and Local	9.4	8.6	6.2
Real Property Tax	32.5	27.6	3.8
Utility	5.0	15.8	61.3
Education	4.7	12.8	53.1
Other	12.3	14.7	16.4
Total	**100.0%**	**100.0%**	**9.6%**

**CAGR 07/01/06 – 06/30/10

Tier

Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 3,500 municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges
  and universities



Higher Education
Utility Clients
States
Local clients in
all 50 states + DC

Tier

New Official Payments Website: Build Direct Relationships

- 3Q FY2010:
  - My Account registrations +195,000 to 1.95 million, +11.1%
  - Opt-in registrations +69,000 to 1 million
  - Page views: 27.1 million, +19%
  - Unique visits: 1.9 million, +16%


OFFICIAL PAYMENTS
Make A Payment, Make It Official.
My Account
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS
Ohio Property Taxes Are Due in July
Learn More

Tier

EPS Revenue and Transaction Trends



Revenue
Transactions
Revenue (thousands)
Transactions (thousands)
$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
40,669
56,452
78,578
99,433
117,072
123,233
2,341
4,203
5,894
8,059
10,286
14,871
20,000

Tier Internal Data. FY 2009 transactions include ChoicePay.

Tier

Consolidated Statement of Operations

	3 Months Ended June 30, 2010	3 Months Ended June 30, 2009	9 Months Ended June 30, 2010	9 Months Ended June 30, 2009
Revenues	**$39,447**	**$44,213**	**$102,889**	**$102,561**
Costs and expenses:				
Direct costs	30,611	33,367	77,239	76,556
General and administrative	5,950	6,269	18,469	20,411
Selling and marketing	1,396	2,236	4,435	5,464
Depreciation and amortization	1,670	1,858	4,913	4,942
Total costs and expenses	**$39,627**	**$43,730**	**$105,056**	**$107,373**
(Loss)/income from continuing operations before other income and income taxes	(180)	483	(2,167)	(4,812)
Other income/(loss):				
Gain/(loss) on investments	17	45	31	(54)
Gain on sale of assets	10	—	10	—
Interest income, net	90	118	388	662
Total other income	**$117**	**$163**	**$429**	**$608**
(Loss)/income from continuing operations before income taxes	(63)	646	(1,738)	(4,204)
Income tax provision	157	1	12	2
(Loss)/income from continuing operations	**$(220)**	**$645**	**$(1,750)**	**$(4,206)**
(Loss)/gain from discontinued operations, net	(180)	(408)	61	(6,072)
Net (loss) income	**$(400)**	**$237**	**$(1,689)**	**$(10,278)**
(Loss) earnings per share—Basic and diluted:				
From continuing operations	$(0.01)	$0.03	$(0.09)	$(0.21)
From discontinued operations	(0.01)	(0.02)	—	(0.31)
(Loss) earnings per share—Basic and diluted	$(0.02)	$0.01	$(0.09)	$(0.52)
Weighted average common shares used in computing:				
Basic earnings/(loss) per share	18,151	19,458	18,153	19,635
Diluted earnings/(loss) per share	18,151	19,597	18,153	19,635
Net (loss) income	**$(400)**	**$237**	**$(1,689)**	**$(10,278)**
Other comprehensive (loss)/income, net of tax:				
Unrealized gain/(loss) on investment in marketable securities	2	—	1	(2)
Impact of unrealized loss transferred from AOCI into net loss	—	—	—	2,504
Other comprehensive income (loss)	**2**	**—**	**1**	**2,502**
Comprehensive (loss)/income	**$(398)**	**$237**	**$(1,688)**	**$(7,776)**

In thousands, except per share data.

Tier

Computation of EPS Net Revenue

	Q3 FY 2010	Q3 FY2009	$ Change	% Change
Revenue	$39,447	$44,213	$(4,766)	(10.8)%
Less Wind-down Revenue	731	1,272	(541)	(42.5)
EPS Gross Revenue	$38,716	$42,941	$(4,225)	(9.8)
Less EPS Discount Fees	28,717	31,446	(2,729)	(8.7)
EPS Net Revenue	**$9,999**	**$11,495**	**$(1,496)**	**(13.0)%**

Dollars in thousands

Tier

Computation of Adjusted EBITDA from Continuing Operations

	Q3 FY 2010	Q3 FY 2009	Change
Net (Loss)/Income from Continuing Operations	**$(220)**	**$645**	**$(865)**
Adjustments:			
Depreciation/Amortization	1,670	1,881	(211)
Stock/Cash-based Comp	(364)	877	(1,241)
Taxes	157	1	156
Less:			
Other Income	117	163	(46)
Adjusted EBITDA from Continuing Operations	**$1,126[1]**	**$3,241**	**$(2,115)**

Dollars in thousands.

[1]As discussed in our Form 10-Q for the quarter ended June 30, 2010, this amount includes $1.3 million of severance accrual and governance expenses that we believe are one-time expenses.

Components of Adjusted EBITDA from Continuing Operations

	EPS			Wind-Down			Continuing Operations		
	Q3 FY10	Q3 FY09	Change	Q3 FY10	Q3 FY09	Change	Q3 FY10	Q3 FY09	Change
Net (Loss)/Income	$(196)	$412	$(608)	$(24)	$233	$(257)	$(220)	$645	$(865)
Adjustments:									
Depreciation/Amortization	1,366	1,404	(38)	304	477	(173)	1,670	1,881	(211)
Stock/Cash based Comp	(364)	877	(1,241)	0	0	0	(364)	877	(1,241)
Taxes	157	1	156	0	0	0	157	1	156
Less:									
Other Income	117	163	(46)	0	0	0	117	163	(46)
Adjusted EBITDA	**$846**	**$2,531**	**$(1,685)**	**$280**	**$710**	**$(430)**	**$1,126[1]**	**$3,241**	**$(2,115)**

Dollars in thousands.

[1] As discussed in our Form 10-Q for the quarter ended June 30, 2010, this amount includes $1.3 million of severance accrual and governance expenses that we believe are one-time expenses.

Tier

Computation of Adjusted EBITDA from Continuing Operations for the First Nine Months

	First Nine Months		
	FY10	FY09	Change
Net Loss	**($1,750)**	**($4,206)**	**$2,456**
Adjustments:			
Depreciation/Amortization	4,913	5,012	(99)
Stock/Cash based Comp	715	1,732	(1,017)
Taxes	12	2	10
Less:			
Other Income	429	608	(179)
Adjusted EBITDA	**$3,461[1]**	**$1,932**	**$1,529**

[1]As discussed in our Form 10-Q for the quarter ended June 30, 2010, this amount includes $1.3 million of severance accrual and governance expenses that we believe are one-time expenses.

Consolidated Balance Sheets – June 30, 2010

ASSETS:	Jun 30, 2010	Sept 30, 2009
Current assets:		
Cash and cash equivalents	$33,061	$21,969
Investments in marketable securities	29,116	4,499
Restricted investments	1,311	1,361
Accounts receivable, net	3,250	4,790
Settlements receivable, net	8,208	10,592
Prepaid expenses and other current assets	2,301	2,239
Total current assets	**$77,267**	**$45,450**
Property, equipment and software, net	11,310	7,990
Goodwill	17,359	17,329
Other intangible assets, net	8,584	12,038
Investments in marketable securities	—	31,169
Restricted investments	6,000	6,000
Other assets	683	571
Total assets	**$121,203**	**$120,547**
LIABILITIES AND SHAREHOLDERS' EQUITY:		
Current liabilities:		
Accounts payable	$230	$84
Settlements payable	16,348	13,911
Accrued compensation liabilities	4,192	3,213
Accrued discount fees	4,658	5,343
Other accrued liabilities	2,256	3,425
Deferred income	406	861
Total current liabilities	**$28,090**	**$26,837**
Other liabilities	1,844	1,121
Total liabilities	**$29,934**	**$27,958**
Commitments and contingencies		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock, $0.01 par value, and paid-in capital; shares authorized: 44,260; shares issued: 20,687 and 20,687; shares outstanding: 18,151 and 18,238	193,147	192,030
Treasury stock—at cost, 2,536 and 2,449 shares	(21,020)	(20,271)
Accumulated other comprehensive income	1	—
Accumulated deficit	(80,859)	(79,170)
Total shareholders' equity	**$91,269**	**$92,589**
Total liabilities and shareholders' equity	**$121,203**	**$120,547**

Dollars in thousands

Tier